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                                 Exhibit 10.8

                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

        NINTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

                                   RECITALS

          A. Belair Real Estate Corporation desires to assign and Belmar Realty Corporation ("ASSIGNEE") desires to acquire 0 Series B Cumulative Redeemable Perpetual Preferred Units and 0 Series C Cumulative Redeemable Perpetual Preferred Units (collectively, the "BELAIR UNITS") of Prentiss Properties Acquisition Partners, L.P. (the "PARTNERSHIP").

          B. Belcrest Realty Corporation desires to assign and Assignee desires to acquire 500,000 Series B Cumulative Redeemable Perpetual Preferred Units and 0 Series C Cumulative Redeemable Perpetual Preferred Units (collectively, the "BELCREST UNITS") of the Partnership.

          C. Argosy Realty Corporation desires to assign and Assignee desires to acquire 0 Series B Cumulative Redeemable Perpetual Preferred Units (the "ARGOSY UNITS") of the Partnership.

          D. Belport Realty Corporation desires to assign and Assignee desires to acquire 0 Series B Cumulative Redeemable Perpetual Preferred Units (the "BELPORT UNITS") of the Partnership.

          E. Belrieve Realty Corporation desires to assign and Assignee desires to acquire 0 Series B Cumulative Redeemable Perpetual Preferred Units (the "BELRIEVE UNITS") of the Partnership.

          Pursuant to Article XI of the Second Amended and Restated Agreement of Limited Partnership, as amended (as so amended, the "AGREEMENT"), of the Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the "GENERAL PARTNER"), desires to amend the Agreement to admit Assignee as a Substitute Limited Partner with respect to the Belair Units, Belcrest Units, Argosy Units, Belport Units and Belrieve Units.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

          1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on EXHIBIT A attached hereto.

          2. Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

                           [Signature Page Follows]

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          IN WITNESS WHEREOF, the General Partner and the Assignee have executed this Ninth Amendment as of March 17, 2000.

                                   GENERAL PARTNER

                                   PRENTISS PROPERTIES I, INC.


                                        By:  /s/ MICHAEL A. ERNST
                                            -----------------------------------
                                        Name:    Michael A. Ernst
                                        Title:   Chief Financial Officer


                                   ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

                                   BELMAR REALTY CORPORATION

                                        By:  /s/ WILLIAM CROSS
                                            -----------------------------------
                                        Name:    William Cross
                                        Title:   Vice President

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